UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2003

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact name of registrant as specified in its charter)

Connecticut	033-80655	06-1436334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of principal executive offices)	(Zip code)

(860) 862-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished as part of this report:

99.1	Mohegan Tribal Gaming Authority Slot Machine Statistical Report for the nine months ended June 30, 2003 and fiscal year 2002.

Item 9.    Regulation FD Disclosure.

On July 15, 2003, the Mohegan Tribal Gaming Authority (the “Authority”) posted on its website its Slot Machine Statistical Report containing statistics relating to slot handle, gross slot win, gross slot hold percentage, slot win contributions and weighted average number of slot machines. The Slot Machine Statistical Report includes these statistics on a monthly basis for the nine months ended June 30, 2003 and for fiscal year 2002. A copy of the Slot Machine Statistical Report is furnished as an exhibit to this report on Form 8-K pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583. This information may also be found on the Authority’s website at www.mohegansun.com, under “About Us/Investor Relations”. The Slot Machine Statistical Report is updated on a monthly basis on the Authority’s website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHEGAN TRIBAL GAMING AUTHORITY

Date: July 15, 2003	By:	/s/ MARK F. BROWN

Mark F. Brown Chairman, Management Board

Exhibit Index

Exhibit No.	Description

99.1	Mohegan Tribal Gaming Authority Slot Machine Statistical Report for the nine months ended June 30, 2003 and fiscal year 2002.